Exhibit 10.1

EXECUTION COPY

EXCHANGE AGREEMENT

This EXCHANGE AGREEMENT, dated as of August 29, 2016 (this “Agreement”), is made between Cognate Bioservices, Inc., a Delaware corporation (“Cognate”) and Northwest Biotherapeutics, Inc., a Delaware corporation (the "Company").

RECITALS

A.           The Nasdaq Stock Market (“Nasdaq”) has reviewed certain stock and warrant issuances made by the Company to Cognate, including issuances pursuant to the July 30, 2013 Conversion and Lock-Up Agreements (the “July 2013 Agreement”) and the four January 17, 2014 agreements between Cognate and the Company (the “January 2014 Agreements”), and has determined that Nasdaq’s rules required shareholder approval of such issuances prior to issuance.

B.           The Company has submitted a remediation plan to regain compliance with Nasdaq’s rules, and the transactions contemplated by this Agreement are an integral part of such remediation plan.

C.           As set forth herein, the Company and Cognate wish to provide for the issuance of certain shares of the Company’s convertible preferred stock and Company warrants, in exchange for shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and Company warrants currently held by Cognate.

AGREEMENT

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Exchange of Securities. The Company and Cognate shall, pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), exchange securities as set forth herein. Subject to the conditions set forth herein, the closing (the “Closing”) of the transactions set forth herein shall occur on a date agreed between the parties, which shall be no later than the 10th business day after the later of the date of this Agreement and the date on which the conditions in Section 2(a) are satisfied or waived.

(a)           At the Closing, subject to the conditions set forth herein:

(i)           the Company shall issue to Cognate warrants (the “New Warrants”) with substantially the terms set forth in Exhibit A for the purchase of 4,305,772 shares of Common Stock (the “Warrant Shares”); and

(ii)           Cognate shall return, transfer and deliver to the Company for retirement (and in the case of warrants, cancellation) the following (collectively, the “Returned Securities”): (i) 731,980 shares of Common Stock and 6,880,574 warrants issued to Cognate pursuant to the January 2014 Agreements; and (ii) 3,495,438 and 4,556,654 shares of Common Stock issued to Cognate in October 2015 pursuant to the most favored nations provisions of the July 2013 Agreement and January 2014 Agreements, respectively.

(b)           The Company and Cognate also agree hereby that the terms of the July 2013 Agreements and the January 2014 Agreements with respect to the issuance of the Company’s securities are amended hereby, effective at the Closing, to delete and remove any most favored nations rights provided for therein.

2.           Conditions Precedent to the Closing.

(a)           Conditions to the Obligations of the Company and Cognate. The obligations of the Company and Cognate to consummate the Closing shall be subject to the satisfaction (or waiver by the Company or Cognate, as applicable) on or prior to the Closing of the following conditions: (a) Nasdaq shall not have raised any objections to the transaction contemplated hereby and shall have confirmed to the Company that the Company’s remediation plan has been accepted and that, upon the Closing, the remediation plan shall be deemed complete; (b) the consummation of the transactions hereby shall not have been enjoined or prohibited by applicable law; and (c) no proceeding by any governmental authority challenging such transactions in any material respect shall have been initiated or threatened.

(b)           Conditions to the Obligations of Cognate. The obligations of Cognate to consummate the Closing shall be subject to the satisfaction (or waiver by Cognate) on or prior to Closing of the following conditions:

(i)           Representations and Warranties. Each of the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects both when made and as of such Closing (or in the case of representations and warranties that are made as of a specified date, which representations and warranties shall be true and correct in all material respects as of such specified date).

(ii)           Covenants. The Company shall have performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or at such Closing.

(iii)           Deliveries. Prior to or at the Closing, the Company shall deliver to Cognate a duly executed counterpart of the New Warrants and any other documents or instruments reasonably requested prior to such Closing by Cognate in connection with the consummation of the transactions contemplated by this Agreement.

(iv)           Authorization of New Warrants. The Company’s board of directors shall have duly authorized the New Warrants.

(c)           Conditions to the Obligations of the Company. The obligations of the Company to consummate the Closing shall be subject to the satisfaction (or waiver by the Company) on or prior to Closing of the following conditions:

(i)           Representations and Warranties. Each of the representations and warranties of Cognate contained in this Agreement shall be true and correct in all material respects both when made and as of such Closing (or in the case of representations and warranties that are made as of a specified date, which representations and warranties shall be true and correct in all material respects as of such specified date).

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(ii)           Covenants. Cognate shall have performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or at such Closing.

(iii)           Deliveries. Prior to or at the Closing, Cognate shall surrender to the Company for retirement all shares of Common Stock constituting Returned Securities, the warrants constituting Returned Securities to the extent previously delivered to Cognate, a duly executed counterpart of the New Warrants and any other documents or instruments reasonably requested prior to such Closing by the Company in connection with the consummation of the transactions contemplated by this Agreement.

3.           Representations and Warranties.

(a)           Representations and Warranties by Cognate. In connection with the exchange of securities pursuant to this Agreement, Cognate hereby represents and warrants to the Company as of the date hereof and as of the Closing that:

(i)           Cognate has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed by Cognate and, assuming the due authorization, execution and delivery by the Company, this Agreement constitutes the legal, valid and binding obligation of Cognate, enforceable in accordance with its terms, subject to the effect of any bankruptcy or similar laws affecting the rights and remedies of creditors’ generally and general principles of equity. The execution, delivery and performance of this Agreement by Cognate does not and will not conflict with, violate or cause a breach of Cognate’s certificate of incorporation or bylaws, applicable law or any material agreement, contract or instrument to which Cognate is a party or any judgment, order or decree to which Cognate is subject.

(ii)           The execution and delivery of this Agreement by Cognate does not, and the performance of this Agreement by Cognate shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental entity except for applicable requirements, if any, of the Exchange Act and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the performance by Cognate of its obligations under this Agreement.

(iii)           The New Warrants will be received by Cognate for Cognate’s own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act of 1933, as amended, or any applicable state securities laws. Cognate has had the opportunity to ask questions of the Company and its officers and employees and to receive to its satisfaction such information about the business and financial condition of the Company as Cognate considers necessary or appropriate for deciding whether to receive the New Warrants, and Cognate is fully capable of understanding and evaluating the risks associated with the ownership of the New Warrants and of bearing the loss of value of the New Warrants. Except as set forth herein, Cognate is not relying on and has not relied on any representation by the Company or its representatives with respect to the New Warrants.

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(iv)           Cognate is the sole legal and beneficial owner of the Returned Securities and will transfer and deliver to the Company at the closing of the transactions contemplated hereunder valid title to the Returned Securities, free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, preemptive or similar rights, agreements, limitations on Cognate’s voting rights, charges and other encumbrances of any nature whatsoever (collectively, “Encumbrances”).

(b)           Representations and Warranties by the Company. In connection with the exchange of securities pursuant to this Agreement, the Company hereby represents and warrants to Cognate, as of the date hereof and as of the Closing, that:

(i)           The Company has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed by the Company and, assuming the due authorization, execution and delivery by Cognate, this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to the effect of any bankruptcy or similar laws affecting the rights and remedies of creditors’ generally and general principles of equity. The execution, delivery and performance of this Agreement by the Company does not and will not conflict with, violate or cause a breach of the Company’s certificate of incorporation or bylaws, applicable law or any material agreement, contract or instrument to which the Company is a party or any judgment, order or decree to which the Company is subject.

(ii)           The execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental entity except for applicable requirements, if any, of the Exchange Act and the filing of the Certificate of Designations with the Secretary of State of the State of Delaware and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the performance by the Company of its obligations under this Agreement.

(iii)           The New Warrants will be duly authorized by the Company on or before the Closing and, when issued and delivered to Cognate in accordance with the terms of this Agreement and upon delivery of the Returned Securities to the Company, assuming the due authorization, execution and delivery by Cognate, the New Warrants will constitute the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to the effect of any bankruptcy or similar laws affecting the rights and remedies of creditors’ generally and general principles of equity. The Warrant Shares will be duly authorized by the Company on or before the Closing and, upon due and proper exercise of the New Warrants (in whole or in part), the Warrant Shares will be validly issued, fully paid and nonassessable, free and clear of any and all Encumbrances

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4.           Registration.

(a)           The Company agrees to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-3 (or such other form of registration statement as may be appropriate in the event Form S-3 is not then available to the Company) pursuant to which the Company shall register for resale by Cognate the remaining shares of Common Stock in the 2014 Issuances and the shares of Common Stock issuable upon exercise of the New Warrants. The Company shall take all commercially reasonable efforts to file such registration statement no later than 90 days following the Closing or as soon thereafter as practical. The Company agrees to use commercially reasonable best efforts to cause such resale registration statement to become effective as soon as practicable following the filing thereof with the SEC.

(b)           Subject to Section 4(a), Cognate understands that the New Warrants will not initially be registered and all stock or warrant certificates or uncertificated book entry provisions evidencing the New Warrants may bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR UNLESS SUCH TRANSACTION IS IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

5.           Miscellaneous.

(a)           Further Assurances. The parties hereto agree to execute and deliver any such additional documents or instruments of assignment, transfer or conveyance, and to take any other action, as may be necessary or appropriate to effectuate the transactions described in this Agreement.

(b)           Specific Performance. The parties hereto acknowledge and agree that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto will have the right to injunctive relief, in addition to all of its other rights and remedies at law or in equity, to enforce the provisions of this Agreement.

(c)           Entire Agreement. This Agreement embodies the complete agreement and understanding among the parties to this Agreement with respect to the subject matter of this Agreement and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter of this Agreement in any way.

(d)           Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereby shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated.

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(e)           Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles thereof.

(f)           MUTUAL WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, EACH PARTY TO THIS AGREEMENT HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES HERETO, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THIS AGREEMENT AND/OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(g)           Consent to Jurisdiction. Each party (i) hereby irrevocably submits to the exclusive jurisdiction of the United States courts and New York State courts sitting in Manhattan, New York City, State of New York, for the purposes of any suit, action or proceeding arising out of or related to this Agreement and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, that the suit action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing in this Section 4(g) shall affect or limit any right to serve process in any other manner permitted by law.

(h)           Counterparts; Delivery by Facsimile or Electronic Mail. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument. This Agreement and each other agreement or instrument entered into in connection with this Agreement, to the extent signed and delivered by means of facsimile machine or electronic mail, shall be treated for all purposes as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version delivered in person.

(i)           Survival of Representations, Warranties and Covenants. The representations and warranties contained in or made pursuant to this Agreement shall survive the closing of the transactions contemplated hereunder.

(j)           Modification; Amendment. This Agreement may be modified only by written instrument or agreement executed by the each of the parties hereto.

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(k)           Termination. This Agreement may be terminated at any time prior to the Closing by: (i) mutual written agreement of the Company and Cognate or (ii) by the Company, by written notice to Cognate, if Nasdaq rejects the Company’s remediation plan or notifies the Company that, upon the Closing, the remediation plan shall not be deemed complete.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

NORTHWEST BIOTHERAPEUTICS, INC.

By:
Name:
Title:

COGNATE BIOSERVICES, INC.

By:
Name:
Title:

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